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                                 EXHIBIT 10.14
                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT


     AGREEMENT dated as of May 21, 2001 between __________________ (Employee") and Chemed Corporation (the "Company").

     WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 2, 1988 and amended May 15, 1989, May 21, 1990, May 20, 1991, May 18, 1992, May 17, 1993, May 16, 1994, May 15, 1995, May 20, 1996, May 19,
1997, May 18, 1998, May 17, 1999 and May 15, 2000 ("Employment Agreement"); and

     WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.

     NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 21, 2001, as follows:

     A. Section 1.1(b) is hereby deleted in its entirety.

     B. The base salary amount set forth in the first sentence of Section 2.1 of the Employment Agreement is hereby deleted and the base salary amount of $__________ per annum is hereby substituted.

     C. The amount of unrestricted stock award recognized in lieu of incentive compensation in 2000 is $__________.

     Except as specifically amended in this Amendment to Employment Agreement, the Employment Agreement, as amended, shall continue in full force and effect in accordance with its terms, conditions and provisions.
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     IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                        EMPLOYEE


                                        __________________________



                                        CHEMED CORPORATION


                                        __________________________
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                           SCHEDULE TO EXHIBIT 10.14

                                                          Current
                           Current       Current(a)     Expiration
                          Salary and     Stock Award      Date of
Name and Position           Bonus       Compensation    Agreement (b)
-----------------         ----------    ------------    -------------

E. L. Hutton              $ 350,000      $ 649,077        5/3/2002
Chairman and Chief          582,165
Executive Officer

K. J. McNamara              391,100        222,219        5/3/2005
President                   245,327

S. E. Laney                 232,400        138,009        5/3/2005
Senior Vice President       231,540
and Chief Administrative
Officer

T. C. Hutton                210,700         71,737        5/3/2005
Vice President               46,669


(a) Amount of unrestricted Chemed stock awards recognized in lieu of incentive compensation in 2000.

(b)  No extension of term is proposed.